United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 13, 2023

Date of Report (Date of earliest event reported)

XPAC ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40686	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 West 46th Street, 30th Floor
New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 664-0501

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share and one-third of one redeemable warrant	XPAXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	XPAX	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	XPAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On July 13, 2023, XPAC Acquisition Corp., a Cayman Islands exempted company (the “Company”) filed a supplement (the “Proxy Supplement”) to its proxy statement dated July 10, 2023 in connection with the extraordinary general meeting of the shareholders of the Company (the “Shareholder Meeting”) scheduled to be held at 9.30 a.m., Eastern Time, on July 27, 2023. The Proxy Supplement announces a change in the terms of the funds to be deposited into the Company’s Trust Account solely by J. Streicher Holdings, LLC (and not by XPAC Sponsor LLC or any of its affiliates) in connection with each one-month extension to the Termination Date, and each such extension to the Termination Date to occur only upon consummation of the Sponsor Handover pursuant to the Purchase and Sponsor Handover Agreement (as each such term not otherwise defined herein is defined in the proxy statement issued by the Company dated July 10, 2023).

Shareholders of the Company who have previously submitted shares for redemption or who have voted by proxy do not need to do anything prior to the Shareholder Meeting unless they change their decision as to redemption or voting.

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the Proxy Supplement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Name

99.1	Proxy Supplement, dated July 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2023

XPAC ACQUISITION CORP.

By:	/s/ Chu Chiu Kong
Name:	Chu Chiu Kong
Title:	Chief Executive Officer and Chairman of the Board of Directors

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